Exhibit T3A.112

NORTH CAROLINA
Department of the Secretary of State

To all whom these presents shall come, Greetings:

I, Elaine F. Marshall, Secretary of State of the State of North Carolina, do hereby certify the following and hereto attached to be a true copy of

ARTICLES OF ORGANIZATION

OF

CROSS CREEK ANCHOR S GP, LLC

the original of which was filed in this office on the 13th day of January, 2017.

.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal at the City of Raleigh, this 13th day of January, 2017.
Scan to verify online.	/s/ Elaine F. Marshall
Certification# C201701300568-1 Reference# C201701300568-1 Page: 1 of 3 Verify this certificate online at http://www.sosnc.gov/verification	Secretary of State

SOSID: 1566113 Date Filed: 1/13/2017 3:01:00 PM Elaine F. Marshall North Carolina Secretary of State C2017 013 00568

State of North Carolina

Department of the Secretary of State

Limited Liability Company

ARTICLES OF ORGANIZATION

Pursuant to §57D-2-20 of the General Statutes of North Carolina, the undersigned does hereby submit these Articles of Organization for the purpose of forming a limited liability company.

1.	The name of the limited liability company is: Cross Creek Anchor S GP, LLC

(See Item 1 of the Instructions for appropriate entity designation)

2.

The name and address of each person executing these articles of organization is as follows: (State whether each person is executing these articles of organization in the capacity of a member, organizer or both.

Note: This document must be signed by all persons listed.)

Name	Address	Capacity

Jeffery V. Curry	CBL Center, #500, 2030 Hamilton Place Blvd.	Organizer
Chattanooga, Tennessee 37421

3.	The name of the initial registered agent is: Corporation Service Company

4.	The street address and county of the initial registered agent office of the limited liability company is:

Number and Street 327 Hillsborough Street

City Raleigh State: NC Zip Code: 27603 County: Wake

5.	The mailing address, if different from the street address, of the initial registered agent office is:

Number and Street

City                              State: NC Zip Code:                              County:

6.	Principal office information: (Select either a or b.)

a. ☒ The limited liability company has a principal office.

The principal office telephone number: 423/855-0001

The street address and county of the principal office of the limited liability company is:

Number and Street: CBL Center, #500, 2030 Hamilton Place Boulevard

City: Chattanooga State: TN Zip Code: 37421 County: Hamilton

CORPORATIONS DIVISION	P.O. Box 29622	RALEIGH, NC 27626-0622
(Revised December 2016)	2	(Form L-01)

Certification# C201701300568-1 Reference# C201701300568- Page: 2 of 3

The mailing address, if different from the street address, of the principal office of the company is:

Number and Street:

City:                                  State:                          Zip Code:                          County:

b. ☐ The limited liability company does not have a principal office.

7.	Any other provisions which the limited liability company elects to include (e.g., the purpose of the entity) are attached.

8.	(Optional): Listing of Company Officials (See instructions on the importance of listing the company officials in the creation document.

Name	Title	Business Address

9.	(Optional): Please provide a business e-mail address:

The Secretary of State’s Office will e-mail the business automatically at the address provided above at no cost when a document is filed. The e-mail provided will not be viewable on the website. For more information on why this service is offered, please see the instructions for this document.

10.	These articles will be effective upon filing, unless a future date is specified:

This is the 12 day of January, 2017.

/s/ Jeffery V. Curry
Signature

Jeffery V. Curry, Organizer
Type or Print Name and Title

The below space to be used if more than one organizer or member is listed in Item #2 above.

Signature	Signature
Type and Print Name and Title	Type and Print Name and Title

NOTE: 1. Filing fee is $125. This document must be filed with the Secretary of State.
CORPORATIONS DIVISION	P.O. Box 29622	RALEIGH, NC 27626-0622
(Revised December 2016)	3	(Form L-01)

Certification# C201701300568-1 Reference# C201701300568- Page: 3 of 3